                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Walter A. Dods, Jr.
                                    --------------------------------------------
                                    Walter A. Dods, Jr.
                                    Chairman of the Board,
                                    Chief Executive Officer (Principal Executive
                                    Officer) and Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Howard H. Karr
                                    ---------------------------------------
                                    Howard H. Karr
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting
                                    Officer)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Jacques Ardant
                                    ---------------------------------------
                                    Jacques Ardant
                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ John W.A. Buyers
                                    ---------------------------------------
                                    John W.A. Buyers
                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in her capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Julia Ann Frohlich
                                    ---------------------------------------
                                    Julia Ann Frohlich
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

            Date:       March 31, 1999.


                                    /s/ Paul Mullin Ganley
                                    ---------------------------------------
                                    Paul Mullin Ganley
                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.



                                    /s/ David M. Haig
                                    ---------------------------------------
                                    David M. Haig
                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                     /s/ John A. Hoag
                                    ---------------------------------------
                                    John A. Hoag
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Bert T. Kobayashi, Jr.
                                    ---------------------------------------
                                    Bert T. Kobayashi, Jr.
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Vivien Levy-Garboua
                                    ---------------------------------------
                                    Vivien Levy-Garboua
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Yves Martrenchar
                                    ---------------------------------------
                                    Yves Martrenchar
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Fujio Matsuda
                                    ---------------------------------------
                                    Fujio Matsuda
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Don J. McGrath
                                    ---------------------------------------
                                    Don J. McGrath
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                     /s/ Rodney R. Peck
                                    ---------------------------------------
                                    Rodney R. Peck
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Joel Sibrac
                                    ---------------------------------------
                                    Joel Sibrac
                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.



                                    /s/ John K. Tsui
                                    ---------------------------------------
                                    John K. Tsui
                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.



                                    /s/ Jacques Henri Wahl
                                    ---------------------------------------
                                    Jacques Henri Wahl
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.



                                    /s/ Fred C. Weyand
                                    ---------------------------------------
                                    Fred C. Weyand
                                    Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Robert C. Wo
                                    ---------------------------------------
                                    Robert C. Wo
                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 350,000 shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

      Date: March 31, 1999.


                                    /s/ Robert A. Fuhrman
                                    ---------------------------------------
                                    Robert A. Fuhrman
                                    Director